UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2013

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

001-33628

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

 Item 1.01.  Entry into a Material Definitive Agreement

On April 9, 2013, Energy XXI (Bermuda) Limited’s indirect wholly-owned subsidiary Energy XXI Gulf Coast, Inc. (“Gulf Coast”) received written confirmation from the administrative agent under its Second Amended and Restated First Lien Credit Agreement (the “First Lien Credit Agreement”) that it had received signature pages from all of the lenders under the First Lien Credit Agreement for the Fourth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 9, 2013 (the “Amendment”).  The Amendment also became effective as of such date based on satisfaction of the conditions to such effectiveness provided in the Amendment.

The Amendment provides changes, supplements and other modifications to the First Lien Credit Agreement, including the following:

•	increasing the commitments under the First Lien Credit Agreement to $1.7 billion;

•	increasing the current borrowing base under the First Lien Credit Agreement to $850 million;

•
reducing the applicable margins for interest rates under the First Lien Credit Agreement for borrowings based on the London Interbank Offered Rate to 1.75 percent to 2.75 percent (such reductions from 2.25 percent to 3.00 percent, respectively) and borrowings on an alternate base rate (based on the federal funds effective rate) to 0.75 percent to 1.75 percent (such reductions from 1.25 percent to 2.00 percent, respectively);

•	generally extending the maturity date of the First Lien Credit Agreement from December 31, 2014 to April 9, 2018;

•	increasing the ability of Gulf Coast to make dividends, distributions, and intercompany investments, based on the satisfaction of certain conditions;

•
increasing to $50 million (from $17 million) the amount of permitted annual restricted payments that Gulf Coast and its subsidiaries may make to their parent entities and, ultimately, to Energy XXI (Bermuda) Limited so that Energy XXI (Bermuda) Limited can use such amounts to make payments on its outstanding stock;

•
increasing the general basket of permitted unsecured indebtedness to $750 million (from $250 million), however with a corresponding 25 percent reduction in the borrowing base for each dollar of unsecured indebtedness above $250 million; and

•	altering certain rights of an affiliated entity to reinsure Gulf Coast’s and its subsidiaries’ assets and operations.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
EXHIBIT NO.	ITEM

10.1	Fourth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: April 10, 2013	By	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM

10.1	Fourth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 9, 2013